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                                                                  EXHIBIT 99.1


                             ARTHUR ANDERSON LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-21093 on Form S-8.


                                       /s/ Arthur Anderson LLP

Seattle, Washington
June 22, 1998